UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2008

SYNTROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-21911	73-1565725
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4322 South 49th West Avenue Tulsa, Oklahoma	74107
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 592-7900

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The Company has entered into a contract dated January 18, 2008 for the sale of its main technology building to Mark Staton, an unrelated party. The sale of the building was part of the restructuring plan the Company initiated in late 2007. The sales price is $1,250,000, closing date in March, and with the normal conditions of sale. After the close, the Company will move its headquarters into leased office space in Tulsa, Oklahoma. The lease when executed will be at market rates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SYNTROLEUM CORPORATION

Date: January 22, 2008

By:/s/ Karen L. Gallagher
Karen L. Gallagher
Senior Vice President, Principal Financial Officer

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